TONE PRODUCTS, INC.
                             2129 North 15th Avenue
                          Melrose Park, Illinois 60160


                               PROXY STATEMENT AND
                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD MARCH 5, 1998


     To the shareholders of Tone Products, Inc.:

     The Annual Meeting of the shareholders of Tone Products, Inc. (the "Company") will be held at the Company's executive offices, 2129 North 15th Avenue, Melrose Park, Illinois 60160, at 6:00 P.M. on March 5, 1998, or at any adjournment or postponement thereof, for the following purposes:

     1. To elect six directors of the Company.

     2. To transact such other business as may properly come before the meeting.

     Details relating to the above matters are set forth in the attached Proxy Statement. All shareholders of record of the Company as of the close of business on January 23, 1998 will be entitled to notice of and to vote at such meeting or at any adjournment or postponement thereof.

     ALL SHAREHOLDERS ARE CORDIALLY INVITED TO ATTEND THE MEETING. IF YOU DO NOT PLAN TO ATTEND THE MEETING, YOU ARE URGED TO SIGN, DATE AND PROMPTLY RETURN THE ENCLOSED PROXY. A REPLY CARD IS ENCLOSED FOR YOUR CONVENIENCE. THE GIVING OF A PROXY WILL NOT AFFECT YOUR RIGHT TO VOTE IN PERSON IF YOU ATTEND THE MEETING.

                                        BY ORDER OF THE BOARD OF DIRECTORS

                                        Timothy E. Evon
                                        Chief Executive Officer

January 27, 1998

                                 PROXY STATEMENT

                               TONE PRODUCTS, INC.
                             2129 North 15th Avenue
                          Melrose Park, Illinois 60160
                            Telephone: (708) 681-3660

                         ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD MARCH 5, 1998

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Tone Products, Inc. (the "Company"), an Arkansas Corporation, of $.10 par value Common Stock ("Common Stock") to be voted at the Annual Meeting of Shareholders of the Company ("Annual Meeting") to be held at 6:00 P.M. on March 5, 1998, or at any adjournment or postponement thereof. The Company anticipates that this Proxy Statement and the accompanying form of proxy will be first mailed or given to all shareholders of the Company on or about January 27, 1998. The shares represented by all proxies that are properly executed and submitted will be voted at the meeting in accordance with the instructions indicated thereon. Unless otherwise directed, votes will be cast for the election of the nominees for directors hereinafter named. The holders of a majority of the shares represented at the Annual Meeting in person or by proxy will be required to elect directors and approve any proposed matters.

     Any shareholders giving a proxy may revoke it at any time before it is exercised by delivering written notice of such revocation to the Company, by substituting a new proxy executed at a later date, or by requesting, in person, at the Annual Meeting, that the proxy be returned.

     All of the expenses involved in preparing, assembling and mailing this Proxy Statement and the materials enclosed herewith and all costs of soliciting proxies will be paid by the Company. In addition to the solicitation by mail, proxies may be solicited by officers and regular employees of the Company by telephone, telegraph or personal interview. Such persons will receive no compensation for their services other than their regular salaries. Arrangements will also be made with brokerage houses and other custodians, nominees and fiduciaries to forward solicitation materials to the beneficial owners of the shares held of record by such persons, and the Company may reimburse such persons for reasonable out of pocket expenses incurred by them in so doing.

                    VOTING SHARES AND PRINCIPAL SHAREHOLDERS

     The close of business on January 23, 1998 has been fixed by the Board of Directors of the Company as the record date (the "record date") for the determination of shareholders entitled to notice of and to vote at the Annual Meeting. On the record date, there were outstanding 3,692,102 shares of Common Stock, each share of which entitles the holder thereof to one vote on each matter which may come before the Annual Meeting. Cumulative voting for directors is not permitted.

     A majority of the issued and outstanding shares entitled to vote, represented at the meeting in person or by proxy, constitutes a quorum at any shareholders' meeting.

Security Ownership of Certain Beneficial Owners and Management

     The following table sets forth information concerning the holdings of Common Stock by each person who, as of January 23, 1998, holds of record or is known by the Company to hold beneficially or of record, more than 5% of the Company's Common Stock, by each director, and by all directors and executive officers as a group. All shares are owned beneficially and of record. The address of all persons is in care of the Company at 2129 North 15th Avenue, Melrose Park, Illinois 60160.


                                        Number of
                                        Shares of
                                         Common
                                       Stock Owned                Percent of
                                        of Record                Common Stock
       Name                        and Beneficially (1)              Owned
       ----                        --------------------              -----

Timothy E. Evon                           738,166                      18.8%
Michael W. Evon                           738,166                      18.8%
Thomas J. Evon                            738,166                      18.8%
Jack T. Cory                              125,000                       3.1%
Charles A. Ehemann                         12,500                       0.3%
Edward R. Jancauskas                        1,000                         0%
Cede & Co.                                703,384                      17.9%
All officers and directors              2,377,998                      60.5%
as a group (7 persons)

----------

(1) Includes stock options exercisable within 60 days from the date hereof.

                              ELECTION OF DIRECTORS

     At the Annual Meeting, the shareholders will elect six directors of the Company. Cumulative voting is not permitted for the election of directors. In the absence of instructions to the contrary, the person named in the accompanying proxy will vote in favor of the election of each of the persons named below as the Company's nominees for directors of the Company. All of the nominees are presently members of the Board of Directors. Each of the nominees has consented to be named herein and to serve if elected. It is not anticipated that any nominee will become unable or unwilling to accept nomination or election, but if such should occur, the person named in the proxy intends to vote for the election in his stead of such person as the Board of Directors of the Company may recommend.




     The following table sets forth certain information regarding each nominee and each executive officer of the Company.


                                                                                  Officer or
       Name                  Age                 Office                        Director Since(1)
       ----                  ---                 ------                        -----------------

Timothy E. Evon              43            President, Chief Executive            October, 1996
                                           Officer, and Director

Michael W. Evon              37            Vice-President - Sales and            October, 1996
                                           Marketing, and Director

Thomas J. Evon               42            Vice-President - Special              November, 1996
                                           Accounts, and Director

William H. Hamen             37            Secretary, Treasurer, and Chief
                                           Financial Officer                     November, 1996

Jack T. Cory                 56            Director                              October, 1996

Charles A. Ehemann           45            Director                              October, 1996

Edward R. Jancauskas         56            Director                              November, 1997

(1)  Reflects the date Tone Products,  Inc. ("TPI") was acquired by the Company.
     Messrs. Evon, Evon and Evon had been directors of TPI, the Company's predecessor, from September 1978.

     Directors  hold office for a period of one year from their  election at the annual meeting of stockholders  and until their  successors are duly elected and qualified.  Officers of the Company are elected by, and serve at the  discretion of, the Board of Directors. Directors not employed by the Company do not receive fees  for  attending  Board  of  Directors'  meetings  but  are  reimbursed  for out-of-pocket  expenses,  and each is granted stock  options to purchase  25,000 shares of the Company's Common Stock after one year of service. Timothy E. Evon,
Michael W. Evon and Thomas J. Evon are brothers.

Background

     The following is a summary of the business experience of each executive officer and director of the Company for at least the last five years:

     Timothy E. Evon has been President of TPI, and subsequently the Company, since 1989 and is responsible for the Company's overall operations, with emphasis upon management of production facilities and sauce operations.


                                        3




     Michael W. Evon has been a Vice-President of TPI, and subsequently the Company, since 1989 and its National Sales Manager since 1993.

     Thomas J. Evon has been an executive officer of TPI, and subsequently the Company, since 1989 with principal responsibility for marketing the Company's products primarily to government agencies, including school districts, colleges and prisons.

     William H. Hamen has been the Company's controller since 1996 and was named its Secretary, Treasurer and Chief Financial Officer in November 1997 with principal responsibility for accounting and related functions. Previously, Mr.
Hamen was an independent systems consultant and a computer network engineer since 1992.

     Jack T. Cory founded Fun Foods, a California based popcorn and snack foods manufacturer in 1967 and sold the company in 1982. In 1985 he founded and subsequently managed Fun City Popcorn, Inc. ("FCP") until he sold FCP to the Company in May 1996.

     Charles  A.  Ehemann  has  been  employed  by  Wixon/Fontarome,   a  spice,
seasoning,  flavors, and food chemicals manufacturer since 1974 and has acted as its Executive Vice President since 1991.

     Edward R.  Jancauskas  has been employed by Coca-Cola  Bottling  Company of
Chicago  since 1968 and has been its  Director of  Immediate  Consumption  since
1988. He is an elected trustee of Mokena, Illinois. Mr. Jancauskas earned a Bachelor's Degree in Management form of St. Joseph Calumet College.

Executive Compensation

     The following table sets forth certain information concerning compensation paid to the Company's Chief Executive Officer for the years ended September 30, 1997 and 1996. Timothy E. Evon, Michael W. Evon and Thomas J. Evon currently receive annual salaries of $92,300 each.

                                         Summary Compensation Table

                                              Annual                               Long-Term
                                           Compensation                          Compensation
                                           ------------                          ------------
     Name and                                                    Other Annual       Awards         All Other
Principal Position          Year        Salary        Bonus      Compensation       Options      Compensation
------------------          ----        ------        -----      ------------       -------      ------------

Timothy E. Evon,            1996        $69,923      $10,000          $0              $0              $0
Chief Executive Officer
                            1997         92,300          500           0               0               0


                                        4

Stock Option Plan

     In November 1997, the Company adopted its 1997 Stock Option Plan (the "Plan"), which provides for the grant to employees, officers, directors and consultants of options to purchase up to 350,000 shares of Common Stock, consisting of both "incentive stock options" within the meaning of Section 422A of the United States Internal Revenue Code of 1986 (the "Code") and "non-qualified" options. Incentive stock options are issuable only to employees of the Company, while non-qualified options may be issued to non-employee directors, consultants and others, as well as to employees of the Company.

     The Plan is administered by the Board of Directors, which determines those individuals who shall receive options, the time period during which the options may be partially or fully exercised, vesting periods required for issuance of options, the number of shares of Common Stock that may be purchased under each option and the option price.

     The per share exercise price of the Common Stock subject to an incentive stock option may not be less than the fair market value of the Common Stock on the date the option is granted. The per share exercise price of the Common Stock subject to a non-qualified option is established by the Board of Directors. The aggregate fair market value (determined as of the date the option is granted) of the Common Stock that any employee may purchase in any calendar year pursuant to the exercise of incentive stock options may not exceed $100,000. No person who owns, directly or indirectly, at the time of the granting of an incentive stock option to him, more than 10% of the total combined voting power of all classes of stock of the Company is eligible to receive any incentive stock options under the Plan unless the option price is at least 110% of the fair market value of the Common Stock subject to the option, determined on the date of grant. Non-qualified options are not subject to these limitations.

     No incentive stock option may be transferred by an optionee other than by will or the laws of descent and distribution, and during the lifetime of an optionee, the option will be exercisable only by him or her. In the event of termination of employment other than by death or disability, the optionee will have three months after such termination during which he or she can exercise the option. Upon termination of employment of an optionee by reason of death or permanent total disability, his or her option remains exercisable for 12 months thereafter to the extent it was exercisable on the date of such termination. No similar limitation applies to non-qualified options.

     Options under the Plan must be granted within ten years from the effective date of the Plan. The incentive stock options granted under the Plan cannot be exercised more than ten years from the date of grant except that incentive stock options issued to 10% or greater stockholders are limited to five year terms. All options granted under the Plan provide for the payment of the exercise price in cash or by delivery to the Company of shares of Common Stock already owned by the optionee having a fair market value equal to the exercise price of the options being exercised, or by a combination of such methods of payment. Therefore, an optionee may be able to tender shares of Common Stock to purchase additional shares of Common Stock and may theoretically exercise all of his stock options with no additional investment other than his original shares. Any unexercised options that expire or that terminate upon an optionee ceasing to be an officer, director or an employee of the Company become available once again for issuance.

     As of the date hereof, options to purchase 235,000 shares have been granted under the Plan, of which 200,000 options have been issued to the Company's executive officers and directors. All options are exercisable at $1.75 per share until November 2007, and none of such options have been exercised.

                              CERTAIN TRANSACTIONS

     The Company believes that the transactions described below were fair, reasonable and consistent with the terms of transactions which the Company could have entered into with nonaffiliated third parties. All future transactions with affiliates will be approved by a majority of the Company's disinterested directors.

     The Company leases 72,000 square feet of office, warehouse and manufacturing space in Melrose Park, Illinois on a one year lease expiring September 30, 1998 at a monthly rental of $33,235 or $5.54 per square foot. The Company also leases 16,802 square feet of office and warehouse space in Las Vegas, Nevada on a one year lease expiring May 31, 1998 at a monthly rental of $8,544 or $6.10 per square foot. The Company leases its Melrose Park, Illinois facility from three of its executive officers and directors and its Las Vegas, Nevada facility from one of the directors. .

     In December 1997 the Company agreed to purchase from Tone Juices, Inc., ("TJ") an affiliated company owned by Timothy E. Evon, Thomas J. Evon, and Michael W. Evon, the trade name "Balboa Bay" which was owned by TJ, but used by the Company as the brand name for fruit juices sold by the Company to certain Coca-Cola bottlers. The purchase price of $300,000 will be paid by the Company's assumption of a promissory note in like amount payable to a commercial bank and executed by Timothy E. Evon, Thomas J. Evon, and Michael W. Evon. Management of the Company believes that it was in the Company's best interest to acquire the trade name in order for the Company to continue sales of its fruit juice products under the "Balboa Bay" label to the Coca-Cola bottlers.


                RELATIONSHIP WITH INDEPENDENT PUBLIC ACCOUNTANTS

     Kelley & Company, Newport Beach, California, conducted the audit of the Company's financial statements for the year ended September 30, 1997. It is the Company's understanding that this firm is obligated to maintain audit independence as prescribed by the accounting profession and certain requirements of the Securities and Exchange Commission. As a result, the directors of the Company do not specifically approve, in advance, non-audit services provided by the firm, nor do they consider the effect, if any, of such services on audit independence.

                   PROPOSALS OF SHAREHOLDERS FOR PRESENTATION
                     AT NEXT ANNUAL MEETING OF SHAREHOLDERS

     Any shareholders of record of the Company who desires to submit a proper proposal for inclusion in the proxy materials relating to the next annual meeting of shareholders must do so in writing and it must be received at the Company's principal executive offices prior to the Company's fiscal year end. The proponent must be a record or beneficial shareholder entitled to vote at the next annual meeting of shareholders on the proposal and must continue to own the securities through the date on which the meeting is held.

                                 OTHER BUSINESS

     Management of the Company is not aware of any other matters which are to be presented to the Annual Meeting, nor has it been advised that other persons will present any such matters. However, if other matters properly come before the meeting, the individual named in the accompanying proxy shall vote on such matters in accordance with his best judgment.

     The above notice and Proxy Statement are sent by order of the Board of Directors.



                                        Timothy E. Evon
                                        Chief Executive Officer

January 27, 1998

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

                                      PROXY
                    FOR THE ANNUAL MEETING OF SHAREHOLDERS OF
                               TONE PRODUCTS, INC.
                            TO BE HELD MARCH 5, 1998


The undersigned hereby appoints Timothy E. Evon as the lawful agent and Proxy of the undersigned (with all the powers the undersigned would possess if personally present, including full power of substitution), and hereby authorizes him to represent and to vote, as designated below, all the shares of Common Stock of Tone Products, Inc. held of record by the undersigned on January 23, 1998, at the Annual Meeting of Shareholders to be held March 5, 1998, or any adjournment or postponement thereof.

1. ELECTION OF DIRECTORS

    _____ FOR the election as a director of all nominees listed below (except as marked to the contrary below).

    _____  WITHHOLD AUTHORITY to vote for all nominees listed below.

    NOMINEES:  Timothy E. Evon,  Michael W. Evon,  Thomas J. Evon, Jack T. Cory,
               Charles A. Ehemann, Edward R. Jancauskas

INSTRUCTION: To withhold authority to vote for individual nominees, write their names in the space provided below.

--------------------------------------------------------------------------------

     2. In his discretion, the Proxy is authorized to vote upon any matters which may properly come before the Annual Meeting, or any adjournment or postponement thereof.

     It is understood that when properly executed, this proxy will be voted in the manner directed herein by the undersigned shareholder. WHERE NO CHOICE IS SPECIFIED BY THE SHAREHOLDER THE PROXY WILL BE VOTED FOR THE ELECTION OF DIRECTORS NAMED IN ITEM 1 ABOVE.

     The undersigned hereby revokes all previous proxies relating to the shares covered hereby and confirms all that said Proxy may do by virtue hereof.

     Please sign exactly as name appears below. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Dated:
      ----------------------------       ---------------------------------------
                                             Signature

PLEASE MARK, SIGN, DATE
AND RETURN THE PROXY
CARD PROMPTLY USING THE
ENCLOSED ENVELOPE.
                                         ---------------------------------------
                                             Signature, if held jointly


     PLEASE CHECK THIS BOX IF YOU INTEND TO BE PRESENT AT THE ANNUAL MEETING OF SHAREHOLDERS. _____